Consolidated Statements of Financial Position - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
CURRENT ASSETS:
Cash and cash equivalents	$ 3,255	$ 3,289
Short term bank deposit	2,020	2,507
Marketable securities - InterCure Ltd	2,847	298
Prepaid expenses	73	112
Total current assets	8,195	6,206
NON-CURRENT ASSETS:
Intangible assets, net	380	380
Total assets	8,575	6,586
CURRENT LIABILITIES:
Accounts payable	253	300
NON-CURRENT LIABILITIES:
Warrants at fair value		2,667
EQUITY ATTRIBUTABLE TO EQUITY HOLDERS OF THE COMPANY:
Share capital - ordinary shares of NIS 0.1 par value: Authorized - December 31, 2018 and 2017 - 1,450,000,000; Issued and outstanding - December 31, 2018 and 2017 - 514,205,799	13,182	13,182
Premium on shares, options and warrants	147,708	146,015
Reserve from transactions with non-controlling interests	20	20
Other comprehensive income		47
Accumulated deficit	(152,588)	(155,645)
Total equity	8,322	3,619
Total liabilities and equity	$ 8,575	$ 6,586